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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. Section 1350, that:

     (1) The accompanying Annual Report on Form 10-K for the period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: December 27, 2002           By:           /s/ Jay A. Herman
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                                                    Jay A. Herman
                                         Chairman and Chief Executive Officer


Dated: December 27, 2002           By:       /s/ Robert M. Barniskis
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                                                Robert M. Barniskis
                                      Vice President and Chief Financial Officer